SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

                  Date of Report:  August 9, 1994


                     READING & BATES CORPORATION
        (Exact name of registrant as specified in its charter)

         Delaware               1-5587             73-0642271
      (State or other         (Commission        (I.R.S. Employer
      jurisdiction of         File Number)      Identification No.)
      incorporation)

           901 Threadneedle, Suite 200, Houston, TX   77079
        (Address of principal executive offices)   (Zip Code)

     Registrant's telephone number, including area code (713) 496-5000


   Item 7. Financial Statements and Exhibits

        (c)  Exhibits

               Exhibit 99.1 - Supplement Number 3 to Prospectus Dated
                              October 20, 1993

               Exhibit 99.2 - Press  release  dated  August  9,  1994,
                              "JACK BATES" contract with Mobil Petroleum
                              Malaysia Inc.


                               SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                  READING & BATES CORPORATION


                                  By /s/T. W. Nagle
                                     --------------
                                  T. W. Nagle
                                  Vice President & Chief
                                  Financial Officer

   Dated:  August 9, 1994